                                            REGISTRATION NOS. 333-80547/811-4001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.
                                                                             [ ]

                         POST-EFFECTIVE AMENDMENT NO. 6                      [X]
                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 62                             [X]

                            ------------------------

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                           (EXACT NAME OF REGISTRANT)

                      METROPOLITAN LIFE INSURANCE COMPANY
                           (EXACT NAME OF DEPOSITOR)

                   1 MADISON AVENUE, NEW YORK, NEW YORK 10010
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (212) 578-5364
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                            ------------------------


                            JAMES L. LIPSCOMB, ESQ.


                  EXECUTIVE VICE-PRESIDENT AND GENERAL COUNSEL

                      METROPOLITAN LIFE INSURANCE COMPANY
                                1 MADISON AVENUE
                            NEW YORK, NEW YORK 10010
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                   Copies to:
                             DIANE E. AMBLER, ESQ.
                           KIRKPATRICK & LOCKHART LLP
                        1800 MASSACHUSETTS AVENUE, N.W.
                             WASHINGTON, D.C. 20036

                            ------------------------

IT IS PROPOSED THAT THE FILING WILL BECOME EFFECTIVE:

     [ ] immediately upon filing pursuant to paragraph (b) of Rule 485


     [X] on May 1, 2004 pursuant to paragraph (b) of Rule 485


     [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485

     [ ] on the seventy-fifth day after filing pursuant to paragraph (a)(2) of Rule 485

     [ ] on (date) pursuant to paragraph (a)(2) of Rule 485


     PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES. REGISTRANT'S RULE 24f-2 NOTICE FOR THE YEAR ENDED DECEMBER 31, 2003 WAS FILED WITH THE COMMISSION ON OR ABOUT MARCH 31, 2004.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                                    FORM N-4
                                     UNDER
       THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940

                             CROSS REFERENCE SHEET
                           (PURSUANT TO RULE 481(A))

FORM N-4
ITEM NO.                                                              PROSPECTUS HEADING
--------                                                              ------------------
      1.
          Cover Page................................    Cover Page
      2.
          Definitions...............................    Important Terms You Should Know
      3.
          Synopsis..................................    Table of Expenses
      4.
          Condensed Financial Information...........    General Information--Advertising Performance;
                                                          General Information--Financial Statements
      5.
          General Description of Registrant,
            Depositor, and Portfolio Companies......    MetLife; Metropolitan Life Separate Account E;
                                                          Investment Choices; General
                                                          Information--Voting Rights
      6.
          Deductions and Expenses...................    Table of Expenses; Contract Fee; Assignment
                                                        Fee; Premium and Other Taxes; Charges; General
                                                          Information--Who Sells the Income Annuity;
                                                          Appendix; Premium Tax Table
      7.
          General Description of Variable Annuity...    The Income Annuity--Purchasing an Income
                                                          Annuity; Income Annuity--Allocation; General
                                                          Information--Administration/Changes to the
                                                          Income Annuity
      8.
          Annuity Period............................    Important Terms You Should Know; Income
                                                          Annuity--Income Payment Types/The Value of
                                                          Your Income Payments
      9.
          Death Benefit.............................    Not Applicable
     10.
          Purchases Values..........................    MetLife; Metropolitan Life Separate Account E;
                                                          Income Annuity/Allocation of Purchase
                                                          Payment/ The Value of Your Income Payments;
                                                          General Information--Administration
     11.
          Redemptions...............................    General Information; When We May Cancel the
                                                          Income Annuity
     12.
          Taxes.....................................    Federal Tax Treatment
     13.
          Legal Proceedings.........................    Not Applicable
     14.
          Table of Contents of the Statement of
            Additional Information..................    Table of Contents of the Statement of
                                                        Additional Information
     15.
          Cover Page................................    Cover Page
     16.
          Table of Contents.........................    Table of Contents
     17.
          General Information and History...........    Not Applicable
     18.
          Services..................................    Independent Auditors; Services; Distribution of
                                                          Certificates and Interests in the Income
                                                          Annuity
     19.
          Purchase of Securities Being Offered......    Not Applicable

FORM N-4
ITEM NO.                                                              PROSPECTUS HEADING
--------                                                              ------------------
     20.
          Underwriters..............................    Distribution of Certificates and Interests in
                                                        the Income Annuity
     21.
          Annuity Payments..........................    Variable Income Payments
     22.
          Financial Statements......................    Financial Statements of the Separate Account;
                                                          Financial Statements of MetLife

                                                               MAY 1, 2004


METLIFE SETTLEMENT PLUS(SM), A VARIABLE INCOME ANNUITY
ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes an income annuity contract (the "Income Annuity") which may be used to fund the financial obligations for periodic payments under a structured settlement.

--------------------------------------------------------------------------------

Money is allocated among the Income Annuity's available investment choices. The choices may include the Fixed Income Option (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"). For convenience, the portfolios are referred to as "Portfolios" in this Prospectus.


  LEHMAN BROTHERS(R) AGGREGATE BOND INDEX       METLIFE STOCK INDEX
  STATE STREET RESEARCH DIVERSIFIED             STATE STREET RESEARCH INVESTMENT TRUST
  HARRIS OAKMARK LARGE CAP VALUE                T. ROWE PRICE LARGE CAP GROWTH



HOW TO LEARN MORE:



Before agreeing to a structured settlement pursuant to which settlement money may be invested in an Income Annuity, read this Prospectus. The Prospectus contains information about the Income Annuity and Metropolitan Life Separate Account E which you should know before making your decision. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2004. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 27 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:



Metropolitan Life Insurance Company
Attn: MetLife Settlement Plus
Structured Settlement Group
2300 Lakeview Parkway
Suite 600
Alpharetta, GA 30004
Phone: (800) 638-0051              [SNOOPY WITH BRIEFCASE GRAPHIC]


The Securities and Exchange Commission has a website (http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.


This Prospectus is not valid unless attached to a Metropolitan Fund Prospectus which is attached to the back of this Prospectus. You should also read the Metropolitan Fund Prospectus carefully before agreeing to a structured settlement pursuant to which an Income Annuity may be purchased.

INCOME ANNUITY


This Income Annuity provides a stream of payments. Your income payments will vary to reflect the performance of the portfolios underlying the selected investment divisions. In addition, the amount of your income payment is also based on the amount of the purchase payment, the income payment type and personal factors such as your age.

A WORD ABOUT
INVESTMENT RISK:


An investment in any variable annuity involves investment risk. As a result, the value of your income payments will fluctuate and may decrease. Money invested is
NOT:


     --  a bank deposit or obligation;




     --  federally insured or guaranteed; or




     --  endorsed by any bank or other financial institution.

                                 [METLIFE LOGO]

      TABLE OF CONTENTS


IMPORTANT TERMS YOU SHOULD KNOW.............. ..............    4

TABLE OF EXPENSES..................... .....................    6

METLIFE.......................... ..........................    9

METROPOLITAN LIFE SEPARATE ACCOUNT E........... ............    9

SETTLING YOUR CLAIM.................... ....................    9

THE INCOME ANNUITY..................... ....................   10
   Investment Choices.......................................   11
   Income Payment Types.....................................   12
   Allocation of Purchase Payment...........................   13
   The Value of Your Income Payments........................   14
      Initial Variable Income Payment.......................   14
      Annuity Units.........................................   14
      AIR as a Benchmark for Income Payments................   15
      Calculating Annuity Unit Values.......................   16
   Contract Fee.............................................   17
   Assignment Fee...........................................   17
   Premium and Other Taxes..................................   17
   Charges..................................................   18
      Separate Account Charge...............................   18
      Investment-Related Charge.............................   18

GENERAL INFORMATION.................... ....................   18
   Administration...........................................   18
      Purchase Payments.....................................   18
      Receiving Income Payments and Information.............   19
   Advertising Performance..................................   20
   Changes to the Income Annuity............................   21
   Voting Rights............................................   22
   Who Sells the Income Annuity.............................   22
   Purchases in Certain States..............................   23
   Financial Statements.....................................   23
   When We May Cancel the Income Annuity....................   23

FEDERAL TAX TREATMENT.......................... ..........................         23
   Tax Treatment of Income Payments Received in Settlement of Personal
      Physical Injury Claims..............................................         24
   A Defendant May Assign Its Obligation to Make Income Payments to You...         24
   Using the Income Annuity to Fund Qualified Assignments.................         25
   Owners Other than MIAC.................................................         26

TABLE OF CONTENTS FOR THE STATEMENT FOR ADDITIONAL INFORMATION...... .....         27

APPENDIX FOR PREMIUM TAX TABLE...................... .....................         28


MetLife does not intend to offer the Income Annuity anywhere it may not lawfully be offered and sold. MetLife has not authorized any information or representations about the Income Annuity other than the information in this Prospectus, the attached prospectus, supplements to the prospectuses or any supplemental sales material we authorize.

[CHARLIE BROWN ON STEP LADDER GRAPHIC]

IMPORTANT TERMS YOU SHOULD KNOW
ANNUITY UNITS
An annuity unit is the unit of measurement used to determine the amount of each variable income payment. The initial variable income payment is converted into annuity units for a specific investment division by dividing the initial variable income payment by the annuity unit value for that investment division on the day we receive all documents in good order. The resulting number of annuity units under the Income Annuity remains constant for the life of the contract.

ANNUITY UNIT VALUE


We determine the value of annuity units at the close of the Exchange for each investment division each day the Exchange is open for regular trading. The Exchange usually closes at 4p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying portfolios.


ASSUMED INVESTMENT RETURN (AIR)

Under the Income Annuity, the AIR is an assumed percentage rate of return used to determine the amount of the initial variable income payment. The AIR is also the benchmark that is used to measure the investment performance of a given investment division to determine the amount of all subsequent income payments to you.

CLAIM

A claim is your request to be compensated or provided with other relief for a loss because of a personal physical injury or physical sickness. Your claim may be resolved in a number of ways including, for example, voluntary agreement of the parties, as in a pre-trial settlement, operation of law, a court ordered judgment, or an administrative ruling. For convenience, we use this term regardless of whether or not a legal proceeding has been instituted.

CONTRACT

A contract is the legal agreement between the owner and MetLife. Although you are not the owner of the contract, usually you will receive a copy of the contract and the income payments under the contract. The contract contains the relevant provisions of the Income Annuity. MetLife issues the contract for the Income Annuity described in this Prospectus. In some cases, you may receive a certificate rather than a contract which contains the relevant provisions of the Income Annuity. Throughout this Prospectus we refer to either a contract or a certificate as a contract.

DEFENDANT

The defendant is the person or entity you allege is responsible for your claim. The defendant's liability insurance company may make payments to you and/or may assume the responsibility to respond to your claim or may also be a party to your claim. For convenience, when we refer to the defendant, we also mean the defendant's liability insurance company. We use the term "defendant" even if no lawsuit has begun.

[SNOOPY WITH POINTER GRAPHIC]

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When money is allocated to an investment division, the investment division purchases shares of a portfolio (with the same name) within the Metropolitan Fund.

METLIFE

MetLife is Metropolitan Life Insurance Company which is the company that issues the Income Annuity. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE


The MetLife Designated Office will handle the administration of all requests concerning the Income Annuity. MetLife will notify you and provide you with the address of the MetLife Designated Office.


METROPOLITAN INSURANCE AND ANNUITY COMPANY (MIAC)

MIAC is a wholly-owned subsidiary of MetLife. Typically, the liability for making the payments to an injured party under a settlement of your claim is assigned by the defendant to MIAC under a qualified assignment. MIAC assumes the obligation to make income payments to you and may purchase the Income Annuity to fund its obligation. MIAC owns the Income Annuity. However, another subsidiary of MetLife may act as the assignee. For convenience, we use MIAC throughout this Prospectus when discussing assignments to MIAC or any other MetLife affiliate.

OWNER

The owner of the Income Annuity is the entity which purchases the Income Annuity to provide for payments due to you under a settlement of your claim. The owner exercises all rights of ownership. You are not the owner.

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Income Annuity are pooled in the Separate Account and maintained for the benefit of investors in the Income Annuity and other MetLife products.

YOU (YOUR)

In this Prospectus, "you" means the injured party(ies) for whom the Income Annuity is purchased to provide the payments due under a settlement of a claim.

VARIABLE ANNUITY

A variable annuity is an annuity in which income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying portfolios. You assume the investment risk in a variable annuity. Your income payment will fluctuate based on the performance of the investment divisions listed in the contract.

 TABLE OF EXPENSES -- INCOME ANNUITY


    The following tables describe the expenses that apply to the Income Annuity. The first table describes charges that apply at the time of purchase of the Income Annuity. The tables do not show premium and other taxes which may apply.
--------------------------------------------------------------------------------


Contract Owner Transaction Expenses(1)......................    None

(1) PRIOR TO THE PURCHASE OF AN INCOME ANNUITY, A ONE TIME CONTRACT FEE OF $350 IS PAID TO US FROM THE AMOUNT THAT THE DEFENDANT MAKES AVAILABLE UNDER THE STRUCTURED SETTLEMENT. IN ADDITION, PRIOR TO THE PURCHASE OF AN INCOME ANNUITY, A ONE TIME ASSIGNMENT FEE OF $750 IS PAID TO MIAC OR ONE OF OUR OTHER AFFILIATES WHEN THE DEFENDANT ASSIGNS ITS LIABILITY TO MAKE PAYMENTS TO YOU UNDER THE STRUCTURED SETTLEMENT. THIS $750 IS ALSO DEDUCTED FROM THE AMOUNT THAT THE DEFENDANT MAKES AVAILABLE UNDER THE STRUCTURED SETTLEMENT.
--------------------------------------------------------------------------------

    The second table describes the fees and expenses that apply while the Income Annuity is held, but does not include fees and expenses for the Portfolios.


Separate Account Charge (as a percentage of average account
  value)....................................................  Current and Maximum           1.25%
                                                              Guaranteed Charge:


--------------------------------------------------------------------------------

    The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, for the Income Annuity. More details concerning the Metropolitan Fund fees and expenses are contained in its prospectus.


                                                                MINIMUM    MAXIMUM
                                                                -------    -------
Total Annual Metropolitan Fund Operating Expenses for the
  fiscal year ending December 31, 2003 (expenses that are
  deducted from these Funds' assets include management fees
  and other expenses).......................................     0.31%      0.83%
Metropolitan Fund Annual Expenses (as a percentage of
  average net assets for the fiscal year ending December 31,
  2003)(2)


                                                                       B                C
                                                        A        OTHER EXPENSES   TOTAL EXPENSES
                                                   MANAGEMENT        BEFORE           BEFORE
                                                      FEES       REIMBURSEMENT    REIMBURSEMENT
------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index
  Portfolio......................................     0.25            0.09             0.34
State Street Research Diversified
  Portfolio (3)..................................     0.44            0.07             0.51
Harris Oakmark Large Cap Value Portfolio (3).....     0.74            0.09             0.83
MetLife Stock Index Portfolio....................     0.25            0.06             0.31
State Street Research Investment Trust
  Portfolio (3)..................................     0.49            0.07             0.56
T. Rowe Price Large Cap Growth Portfolio (3).....     0.63            0.16             0.79

                                                                       C-D=E
                                                                  TOTAL EXPENSES
                                                         D             AFTER
                                                   REIMBURSEMENT   REIMBURSEMENT
-------------------------------------------------  ------------------------------
Lehman Brothers(R) Aggregate Bond Index
  Portfolio......................................       0.00           0.34
State Street Research Diversified
  Portfolio (3)..................................       0.00           0.51
Harris Oakmark Large Cap Value Portfolio (3).....       0.00           0.83
MetLife Stock Index Portfolio....................       0.00           0.31
State Street Research Investment Trust
  Portfolio (3)..................................       0.00           0.56
T. Rowe Price Large Cap Growth Portfolio (3).....       0.00           0.79



(2) CERTAIN METROPOLITAN FUND SUB-INVESTMENT MANAGERS DIRECTED CERTAIN PORTFOLIO TRADES TO BROKERS WHO PAID A PORTION OF THE PORTFOLIO'S EXPENSES. THE EXPENSE INFORMATION FOR THE METROPOLITAN FUND
    PORTFOLIOS DOES NOT REFLECT THESE REDUCTIONS. SEE THE FUND
    PROSPECTUS FOR MORE INFORMATION.



(3) EACH PORTFOLIO'S MANAGEMENT FEE DECREASES WHEN ITS ASSETS GROW TO CERTAIN DOLLAR AMOUNTS. THE "BREAK POINT" DOLLAR AMOUNTS AT WHICH THE MANAGEMENT FEE DECLINES ARE MORE FULLY EXPLAINED IN THE
    PROSPECTUS AND SAI FOR THE METROPOLITAN FUND.

EXAMPLES

This example is intended to help you compare the cost of the Income Annuity with the cost of other variable annuity contracts. These costs include the Separate Account and other costs incurred while holding the Income Annuity (described in the second table) and the Portfolios and expenses (described in the third table).


EXAMPLE. This example shows the dollar amount of expenses on a $10,000 investment for the time periods indicated. The example assumes the minimum or maximum fees and expenses of any of the Portfolios and a 5% annual return on assets and a 5% AIR. The example assumes that no income payments were made during the period. As a result, the numbers reflect the highest amount you would pay. Actual costs may be higher or lower.


                                                                 1             3             5              10
                                                                YEAR         YEARS         YEARS           YEARS
-----------------------------------------------------------------------------------------------------------------
Maximum...................................................      $213         $658          $1,129         $ 2,429
Minimum...................................................      $160         $496          $  856         $ 1,867

ANNUITY UNIT VALUES

    This table shows the change in the Annuity Unit Values for each investment division. The information has been derived from the Separate Account's full financial statements or other reports (such as the annual report) and reflects the application of a 5% AIR.


---------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                           ANNUITY UNITS
                                                 BEGINNING OF YEAR       END OF YEAR        END OF YEAR
                                          YEAR ANNUITY UNIT VALUE (a) ANNUITY UNIT VALUE   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------
Lehman Brothers(R) Aggregate Bond Index
  Division............................... 2003         $10.48               $10.22               83.7
                                          2002          10.11                10.48               58.0
                                          2001          10.18                10.11               47.1
                                          2000           9.71                10.18               12.2
                                          1999           9.85                 9.71                  0
State Street Research Diversified
  Division............................... 2003           6.74                 7.65              112.3
                                          2002           8.32                 6.74               59.6
                                          2001           9.45                 8.32               25.7
                                          2000           9.94                 9.45               11.6
                                          1999           9.48                 9.94                  0
Harris Oakmark Large Cap Value
  Division............................... 2003           7.53                 8.89              112.9
                                          2002           9.33                 7.53              123.4
                                          2001           8.38                 9.33               91.2
                                          2000           7.92                 8.38               29.7
                                          1999           8.05                 7.92                  0
MetLife Stock Index Division............. 2003           5.23                 6.31              752.6
                                          2002           7.16                 5.23              256.9
                                          2001           8.67                 7.16              174.3
                                          2000          10.18                 8.67               17.4
                                          1999           9.46                10.18                  0
State Street Research Investment Trust
  Division............................... 2003           4.85                 5.94              209.9
                                          2002           6.97                 4.85               75.3
                                          2001           8.94                 6.97               58.4
                                          2000          10.12                 8.94               14.1
                                          1999           9.20                10.12                  0
T. Rowe Price Large Cap Growth
  Division............................... 2003           6.11                 7.52              132.7
                                          2002           8.47                 6.11              240.5
                                          2001           9.99                 8.47              189.6
                                          2000          10.68                 9.99               43.8
                                          1999           9.47                10.68                  0


(a) The inception date for the Income Annuity was November 1, 1999.

                                         [LUCY WITH STOCK TICKER GRAPHIC]

METLIFE

Metropolitan Life Insurance Company ("MetLife") is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was formed under the laws of New York State in 1868. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The MetLife companies serve approximately 13 million households in the U.S. and provide benefits to 37 million employees and family members through their plan sponsors. Outside the U.S., the MetLife companies have insurance operations in 10 countries serving approximately 8 million customers.


METROPOLITAN LIFE
SEPARATE ACCOUNT E
We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie some of the variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Income Annuity even if that amount exceeds the assets in the Separate Account. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.

SETTLING YOUR CLAIM
If you have brought a claim for personal physical injury or physical sickness (sometimes you are called the claimant or plaintiff), your claim may be resolved to include a schedule of future payments to be made to you. Because the frequency of the income payments, the period of time over which the payments are made and the amount of each payment may be "structured" by you and the defendant to meet your financial and medical needs, it is called a "Structured Settlement."

This Structured Settlement is then generally reflected in a contract between you and the defendant based on your mutual agreement (a settlement agreement) or in an order issued by a court or administrative tribunal (judgment).

[SNOOPY AND CROWD OF WOODSTOCKS GRAPHIC]

[SNOOPY AT CONFERENCE GRAPHIC]

Customarily, as part of the Structured Settlement, the defendant will be released from any further liability related to the claim provided that you receive future income payments at the specified times. Often the defendant, with your consent, will assign the liability to make your scheduled income payments to another person or company (an assignee) through a "qualified assignment." Under the qualified assignment, the assignee (also the purchaser) assumes the obligation to pay you according to the schedule of payments contained in the qualified assignment.

When the liability is assigned to another person or company, the assignee may purchase the Income Annuity to use as the funding vehicle for making the income payments to you. The Income Annuity provides a stream of periodic income payments. MIAC (or other assignee) is the owner of the Income Annuity. As the owner, MIAC has the right to designate the payee of each income payment we make under the Income Annuity. Usually, you and/or your beneficiary are designated as the payees to receive income payments.

You are the annuitant. An annuitant is the person whose life is the measure for determining the timing and sometimes the dollar amount of payments under an annuity. If the Income Annuity that is purchased so provides, upon your death, your beneficiaries may receive continuing payments.

THE INCOME ANNUITY

This Income Annuity can be designed to provide you with a streamof payments that is customized to meet your anticipated income needs. This includes payments for your lifetime or over a specified period. It is a "variable" annuity because the amount of each income payment varies based on the investment performance of the investment divisions identified in the Structured Settlement. In short, the value of your income payments under the Income Annuity may go up or down. Since the investment performance is not guaranteed, your income payment amount is at risk. The degree of risk will depend on the investment divisions selected. The Annuity Unit Value for each investment division rises or falls relative to the AIR based on the investment performance (or "experience") of the Portfolio with the same name.


The Income Annuity is purchased with one purchase payment. The amount of the income payments you receive will depend on such things as personal factors such as your age, the income payment type selected and the amount of the purchase payment under the Structured Settlement intended to be allocated to the investment divisions of the Income Annuity. The frequency you receive income payments will be in accordance with the schedule of payments stipulated in the Structured Settlement.

Certain versions of the Income Annuity have a fixed payment option called the Fixed Income Option. Under the Fixed Income Option, we

[SNOOPY ON A SEESAW WITH WOODSTOCK GRAPHIC]
    The investment divisions generally offer the opportunity for greater returns over the long term than the Fixed Income Option. On the other hand, since your income payments are subject to risks associated with investing in stocks and bonds, income payments based upon amounts allocated to the investment divisions will fluctuate and may go down as well as up.
 10
guarantee the amount of your fixed income payments. The Fixed Income Option is not described in this Prospectus although we occasionally refer to it.

INVESTMENT CHOICES
The Metropolitan Fund and each Portfolio are more fully described in the Metropolitan Fund's prospectus and its SAI. The SAI is available upon your request. The Metropolitan Fund's prospectus is attached at the end of this Prospectus. You should read the Metropolitan Fund prospectus carefully before agreeing to a Structured Settlement pursuant to which it is contemplated that the Income Annuity will be purchased to fund the obligation to make periodic payments to you. The class of shares available to the Income Annuity does not impose any 12b-1 Plan fees.

                         [SNOOPY READING MENU GRAPHIC]

The investment choices are:


Lehman Brothers(R) Aggregate Bond   Seeks to equal the performance of the
  Index Portfolio                   Lehman Brothers Aggregate Bond Index
State Street Research Diversified   Seeks high total return while attempting to
  Portfolio                         limit investment risk and preserve capital
Harris Oakmark Large Cap Value      Seeks long-term capital appreciation
  Portfolio
State Street Research Large Cap     Seeks long-term growth of capital
  Value Portfolio
MetLife Stock Index Portfolio       Seeks to equal the performance of the
                                    Standard & Poor's(R) 500 Composite Stock
                                    Price Index
State Street Research Investment    Seeks long-term growth of capital and
  Trust Portfolio                   income
T. Rowe Price Large Cap Growth      Seeks long-term growth of capital and,
  Portfolio                         secondarily, dividend income



Starting with the most conservative, the investment choices are listed in the approximate risk relationship among the available Portfolios from the most conservative to most aggressive, with those within the same investment style (MetLife Stock Index and State Street Research Investment Trust Portfolios) listed in alphabetical order. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The list is intended to be a guide. Please consult the Fund prospectus for more information regarding the Portfolios' investment objectives and investment practices of each Portfolio. Since your variable income payments are subject to risks associated with investing in stocks and bonds, your income payments based on amounts allocated to the investment divisions may go down as well as up.


The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan

The degree of investment risk assumed will depend on the investment divisions chosen.

Fund, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed under the Income Annuity. There are no transaction expenses (i.e., front-end sales or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public.


The Metropolitan Fund is a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the Investment Company Act of 1940 (the "1940 Act"). A "series" fund means that each Portfolio is one of several available through the Metropolitan Fund.


The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the Metropolitan Fund prospectus and SAI.

In addition, the Metropolitan Fund prospectus discusses other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund. The risks of these arrangements are also discussed.

INCOME PAYMENT TYPES
Currently, we provide a wide variety of income payment types. Basedon the terms of the Structured Settlement, several of these options may be combined within the provisions of the Income Annuity.

Your income payment amount will depend in large part on the type of income payment type chosen. For example, if a "Lifetime Income Annuity for Two" is selected, your income payments will typically be lower than if a "Lifetime Income Annuity" is selected. The terms of the Structured Settlement will also determine when your income payments will start and the frequency with which you will receive income payments. For income payment types providing for a guaranteed period, we may provide for payment of a commuted value upon your death if the Structured Settlement so provides.

The following income payment types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as you are living. Upon your death, payments stop.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as you are living but is guaranteed to be paid for a number of years. If you die before all of the guaranteed payments have been made, payments are made to your beneficiary until the end of the guarantee period. No payments are made once the guarantee period has expired and you are no longer living.

   While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund.
 12

LIFETIME WITH NON-GUARANTEE PERIOD ANNUITY: A variable income payable during your life or a number of years. Payments stop at your death or at the end of the time period, whichever happens first.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as you and another person are alive. After one of you dies, payments continue to be made as long as the other person is living. In that event, payments may be the same as those made while both of you were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both of you are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as you and another person are alive, but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both of you die before all of the guaranteed payments have been made, payments are made to your beneficiary until the end of the guarantee period. If one of you dies after the guarantee period has expired, payments continue to be made as long as the other person is living. In that event, payments may be the same as those made while both of you were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both of you are no longer living.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 1 to 40 years. If you die before the end of the guarantee period, payments are made to your beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type.

ALLOCATION OF PURCHASE PAYMENT
Money is allocated among the Fixed Income Option and theinvestment divisions according to the terms of the Structured Settlement and, where applicable, the qualified assignment agreement. We may require that a certain percentage of the purchase payment be allocated to the Fixed Income Option. Under certain versions of the Income Annuity, certain investment divisions or the Fixed Income Option may not be available. Once an allocation is chosen it may not be changed.

REALLOCATIONS: You are not permitted to make reallocations of your income payment between the investment divisions or between the Fixed Income Option and the investment divisions.


We have policies and procedures that attempt to detect transfer/ reallocation activity that may adversely affect contract owners or participants/annuitants or Fund shareholders in situations where there is potential for pricing inefficiencies or that involve relatively large single or grouped transactions by one or more contract owners or participants/


Factors to consider when agreeing to the terms for your income payments in the Structured Settlement are:

    - The amount of income you need;

    - The amount you expect to receive from other sources;

    - The growth potential of other investments; and


    - How long you would like your income to last.

                     [SNOOPY AND FLYING WOODSTOCKS GRAPHIC]
annuitants (i.e., market timing). We employ various means to try to detect such transfer/reallocation activity, such as periodically examining the number of transfers/reallocations and/or the number of "round trip" transfers/reallocations into and out of particular investment divisions made by contract owners or participants/annuitants within given periods of time and/or investigating transfer/reallocation activity identified by our MetLife Designated Office or the Funds on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.



The detection and deterrence of potentially harmful transfer/reallocation activity involves judgments that are inherently subjective. Our ability to detect such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity may be limited by provisions of our contracts. We apply our policies and procedures without exception, waiver, or special arrangement, although we may vary our policies and procedures among our variable contracts and investment divisions and may be more restrictive with regard to certain contracts or investment divisions than others. Accordingly, there is no assurance that we can prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants or Fund shareholders. In addition, we cannot guarantee that the Funds will not be harmed by transfer/reallocation activity related to other insurance companies and/or retirement plans that may invest in the Funds.


THE VALUE OF YOUR INCOME PAYMENTS

INITIAL VARIABLE INCOME PAYMENT
The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. IT IS NOT THE AMOUNT OF YOUR ACTUAL FIRST VARIABLE INCOME PAYMENT UNLESS YOUR FIRST INCOME PAYMENT HAPPENS TO BE WITHIN 10 DAYS AFTER WE ISSUE THE INCOME ANNUITY.


ANNUITY UNITS
Annuity units are credited for that portion of the purchase paymentallocated to an investment division on the day we receive all documents in good order. Before we determine the number of annuity units credited under the Income Annuity, we reduce the purchase payment by the contract fee, assignment fee, if applicable, and premium taxes, if applicable. We then compute an initial variable income payment amount using the Assumed Investment Return ("AIR"), the income payment type and the age and sex of the annuitant which is the measuring life (or lives if income payments are to be paid over the lives of more than one person). We then divide the initial variable income payment amount by the Annuity Unit Value. The result is the number of annuity units credited for that investment division. The number of annuity units remains the same for the life of the Income Annuity.

EXAMPLE: DETERMINING THE NUMBER OF ANNUITY UNITSASSUME THE FOLLOWING:

- We calculate an initial variable income payment (e.g., $1,000) based on the AIR, income payment type, your age and sex, the amount of the purchase payment and the first income payment date as specified in the Structured Settlement;

- The Structured Settlement provides that this $1,000 is allocated in equal amounts to two investment divisions (e.g., $500 to each); and

- On the day we receive all documents in good order and issue the Contract, the annuity unit values for the investment divisions are $9.9926 and $12.4362.

We credit the Income Annuity with annuity units as follows:
    $500 / 9.9926 = 50.0370 ANNUITY UNITS
    $500 / 12.4362 = 40.2052 ANNUITY UNITS

Then, when we calculate your variable income payment, we multiply the number of annuity units by the current annuity unit value. See the example under "Calculating Annuity Unit Values."

AIR AS A BENCHMARK FOR INCOME PAYMENTS

Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your contract and may range from 3% to 6%. Your next payment will increase approximately in proportion to the amount by which the investment experience for the chosen investment divisions (for the time period between the payments) for the underlying portfolios minus the Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying portfolio minus the Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.


The amount of each variable income payment is determined ten days prior to your income payment date or on the contract's issue date, if later than the income payment date.

THE EFFECT OF THE AIR ON VARIABLE INCOME PAYMENTS


If the net investment                 Your variable income payment
  experience:                         will (relative to the previous
                                      income payment):
                                        Increase
  Exceeds the AIR                       Stay the Same
  Equals the AIR                        Decrease
  Is less than the AIR


EXAMPLE FOR A 5% AIR


Assume that the initial variable income payment for an investment division is $1,000. And, one year later when we calculate your actual first income payment the investment experience for the underlying portfolio (minus the Separate Account charge) is up 10% (exceeds the AIR). Your variable income payment attributed to that investment division is $1,047.62. The percentage change between the initial variable income payment and your next income payment is a 4.7% INCREASE.



However, assume instead that the investment experience for the underlying portfolio (minus the Separate Account charge) is down 10% (does not exceed the AIR). Your next variable income payment is $857.14. Note that the percentage change between the initial variable income payment and your next income payment is a 14.3% DECREASE.


CALCULATING ANNUITY UNIT VALUES

We separately determine the annuity unit value for each investment division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations, but we will give the owner 30 days' notice.

This is how we calculate the annuity unit value for each investment division:


- First, we determine the change in investment experience (which reflects the deductions for any investment-related charge) for the underlying portfolio from the previous trading day to the current trading day;


- Next, we subtract the daily equivalent of the Separate Account charge for each day since the last day the annuity unit value was calculated. The resulting number is the net investment return;

- Then, we multiply by an adjustment based on the AIR for each day since the last Annuity Unit Value was calculated; and
-  Finally, we multiply the previous Annuity Unit Value by this result.

      The AIR is stated in the contract and may range from 1% to 6%. The current contract AIR is 5%. A contract could also reflect a different AIR negotiated by the parties to the Structured Settlement.


  Here is how the AIR effects variable income payments: a higher AIR will result in a higher initial variable income payment. A lower AIR will result in a lower initial variable income payment. With a lower AIR, subsequent variable income payments will increase more rapidly or decline more slowly than with a higher
  AIR as changes occur in the investment experience of the investment divisions.

EXAMPLE: CALCULATING THE ANNUITY UNIT VALUE

    Assume the following:

-  Yesterday's Annuity Unit Value was $10.20;


- The number we calculate for today's change in investment experience (which reflects the deduction for the investment-related charge) is 1.02 (up 2%);


-  The daily equivalent of the Separate Account charge is .000034035; and,

-  The daily equivalent of the adjustment for a 5% AIR is .99986634.

The new Annuity Unit Value is:
         (1.02 - .000034035) X .99986634 X $10.20 = $10.40


However, now assume that today's change in investment experience (which reflects the deduction for the investment-related charge) is .98 (down 2%) instead of 1.02.


The new Annuity Unit Value is:
         (.98 - .000034035) X .99986634 X $10.20 = $9.99

CONTRACT FEE
A one time $350 contract fee is taken from the amount made availableby the defendant for the Structured Settlement before an Income Annuity is purchased. This charge covers our administrative costs including preparation of the Income Annuity, review of applications and recordkeeping.

ASSIGNMENT FEE
If the Income Annuity is purchased by MIAC, there is a one time assignment fee of $750. The fee is deducted from the amount made available by the defendant for the Structured Settlement only if the obligation to pay you is assigned to MIAC. This charge covers MIAC's administrative and recordkeeping costs associated with assuming the liability for making payments to you and for being the owner of the Income Annuity.

PREMIUM AND OTHER TAXES
Some jurisdictions tax purchase payments for the Income Annuity. We deduct money from the purchase payment to pay "premium" taxes (also known as "annuity" taxes).

A chart in the Appendix shows the jurisdictions where premium taxes are currently charged and the percentage amount which must be added to the purchase payment to pay for the premium taxes. If an assignment is made and MIAC is the owner, a premium tax is not applicable.

We reserve the right to reduce income payments to you and/or your beneficiary or surviving annuitant (when requested by the owner of the

[MARCIE WITH ADDING MACHINE GRAPHIC]

[LUCY WITH MAGNIFYING GLASS GRAPHIC]

Income Annuity) to pay generation skipping transfer taxes or similar taxes chargeable to the Income Annuity or chargeable to income payments made under the Income Annuity.

CHARGES
There are two types of charges paid if any of the purchase payment is allocated to the investment divisions:

-  Separate Account charge; and

-  Investment-related charge.

SEPARATE ACCOUNT CHARGE

There is a Separate Account charge. This charge is no more than 1.25% annually of the average value of amounts in the Separate Account. This charge includes insurance-related charges for the risk that you may live longer than we estimated. Then, we would be obligated to pay you more in payments than we anticipated. The charge also includes the risk that our expenses in administering the Income Annuity will be greater than we estimated. The Separate Account charge also pays us for our miscellaneous administrative costs. These costs which we incur include financial, actuarial, accounting and legal expenses.

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses. The class of shares available to the Income Annuity does not have 12b-1 Plan fees, which pay for distribution expenses. The percentage paid for the investment-related charge depends on the selected investment divisions. Amounts for each investment division for the previous year are listed in the Table of Expenses.
GENERAL INFORMATION

ADMINISTRATION
All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

The purchase payment is sent by check or wire made payable to "MetLife" to the MetLife Designated Office. We will provide all necessary forms. We must have all documents in good order to credit the purchase payment.
Purchase payments are effective and valued as of the close of the Exchange, on the day we receive them in good order at the MetLife Designated Office, except when they are received:

-  On a day when the Annuity Unit Value is not calculated, or

-  After the close of the Exchange.

 The charges paid will not reduce the number of annuity units credited under the Income Annuity. Instead, we deduct the charges when calculating the annuity unit value.

[WOODSTOCK WRITING A CHECK GRAPHIC]
 18

In those cases, the purchase payments will be effective the next day the Annuity Unit Value is calculated.


We reserve the right to credit the initial purchase payment under the Income Annuity within two days after its receipt at the MetLife Designated Office of documentation that an Income Annuity is to be purchased. However, if the forms are filled out incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify the purchaser and give the reasons for the delay. At that time, the purchaser will be asked whether or not they agree to let us keep the money until the problem is resolved. If the purchaser does not agree or we cannot reach the purchaser by the fifth business day, the money will be returned.

Alternatively, we may agree with the purchaser that the purchase payment will be used to purchase an insurance contract until such time as the documents are received in good order. The insurance contract will credit a fixed interest rate which will be adjusted quarterly.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

RECEIVING INCOME PAYMENTS AND INFORMATION

Based on the provisions of the Structured Settlement, the Income Annuity may provide you with income payments that begin immediately after the issue date of the Income Annuity and/or income payments that begin at some future date (i.e., delayed income payments). Each income payment stream, whether immediate or delayed, will be paid from each of the investment divisions and/or Fixed Income Option based on the allocation for that income payment described in the Structured Settlement. Lump sum income payments are paid only from the Fixed Income Option.

You may elect to have your payments sent to your residence or have us deposit payments directly into your bank account. If you elect to have your payment direct deposited, you will receive in the mail a stub statement for the payment. Your stub statement will indicate information, such as the amount of your payment, the number of units for each investment division and the corresponding annuity unit value. Unless you inform us of any errors within 60 days of receipt, we will consider this information to be accurate and complete. Periodically, you may receive additional information from us about the Income Annuity.


VALUATION -- SUSPENSION OF PAYMENTS



We separately determine the Annuity Unit Value for each investment division once each day when the Exchange is open for trading. If permitted by law,


[CHARLIE BROWN WITH LETTER GRAPHIC]
we may change the period between calculations but we will give you 30 days notice.



We reserve the right to suspend or postpone payment of an income payment when:



- rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or



- during any other period when the Securities and Exchange Commission by order so permits.


ADVERTISING PERFORMANCE
We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your statements, the Internet, annual reports and semiannual reports.

We may demonstrate performance in terms of "yield," "change in annuity unit value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ANNUITY UNIT VALUE is calculated by determining the percentage change in the value of an annuity unit for a certain period. These numbers may also be annualized.


ANNUALIZED CHANGE IN ANNUITY VALUE (I.E., AVERAGE ANNUAL TOTAL RETURN) calculations reflect the Separate Account charge and the 5% AIR. These figures also assume a steady annual rate of return. The average annual total return calculations are since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Income Annuity.



We may demonstrate hypothetical values of income payments (e.g., beginning with an initial income payment of $1,000) over a specified period based on historical net asset values of the Portfolios and historical Annuity Unit Values. These presentations reflect the benchmark AIR, deduction of the Separate Account charge and the investment-related charge.



We may assume that the Income Annuity was in existence prior to the inception date of the investment divisions in the Separate Account that fund the Income Annuity. We calculate performance based on the historical performance of the underlying Portfolio for the period. We use the actual annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical.



[SNOOPY AS TOWN CRIER GRAPHIC]

   All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.
 20

Hypothetical returns indicate what the performance data would have been if the Income Annuity had been introduced as of the Portfolio inception date.



We may state performance for the investment divisions which reflect deduction of the Separate Account charge and investment-related charge only when accompanied by the annualized change in annuity unit value.


Past performance is no guarantee of future results.

CHANGES TO THE INCOME ANNUITY
We have the right to make certain changes to the Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Income Annuity. If the law requires, we will also get the owner's approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include the right to:

-  Operate the Separate Account in any form permitted by law.

- Take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws).

- Transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

- Substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund or the shares of another investment company or any other investment permitted by law.

- Change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available portfolio in connection with the Income Annuity.

- Make any necessary technical changes in the Income Annuity in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division for which annuity units have been credited, we will notify the owner of the change. The Structured Settlement may provide for an alternate choice of investment division in which an equivalent number of annuity units will be credited if an investment division to which money has been allocated becomes no longer available or for which there is a change in the underlying Portfolio. Otherwise, you will not have any right to choose an alternate investment division. Where required by law, we will ask the owner's approval before making any technical changes.

VOTING RIGHTS
Based on our current view of applicable law, the owner has voting interests under the Income Annuity concerning Metropolitan Fund proposals that are subject to a shareholder vote. Therefore, the owner is entitled to give us instructions for the number of shares which are deemed attributable to the Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment. In those cases where MIAC is the owner of the Income Annuity, the shares of each underlying Portfolio will be voted in the same proportion as the shares for which voting instructions are received by the Separate Account.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive voting instructions, we will vote the interests under the Income Annuity in the same proportion as represented by the voting instructions we receive from other investors. Shares of the Metropolitan Fund that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of the shares:

-  For which voting instructions are received, and

-  That are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE INCOME ANNUITY
The Income Annuity is sold through registered broker-dealers. The licensed broker-dealers who sell the annuities may be compensated for these sales by commissions that we pay. The commissions we pay range from 0% to 5% of the purchase payment (without regard to any additional amounts earned in an insurance contract prior to the time documentation is received in good order), less the Contract Fee and the Assignment Fee, if any. There is no front-end sales load or back-end sales load deducted from purchase payments to pay sales commissions. The Separate Account does not pay sales commissions. MetLife pays its distribution expenses from its general account which includes any profits generated from its Separate Account operations.

[SNOOPY AND WOODSTOCK SHAKE GRAPHIC]
 22

PURCHASES IN CERTAIN STATES

Although we may generally not cancel the Income Annuity, the owner may cancel the Income Annuity within a certain time period if the Income Annuity is purchased in New York, Massachusetts or North Carolina.



An investment adviser or subadviser of a Portfolio or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the Portfolios. The amount of this compensation is based on a percentage of assets of the Portfolios attributable to the Income Annuity and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50% of assets.



FINANCIAL STATEMENTS

The financial statements and related notes for the Separate Account and MetLife are in the SAI and are available from MetLife upon request. Deloitte & Touche, LLP, who are independent auditors, audit these financial statements.

WHEN WE MAY CANCEL THE INCOME ANNUITY
We reserve the right to cancel the Income Annuity and pay its then current replacement cost (less applicable taxes and fees) if we are notified in writing of a determination by the Internal Revenue Service that any portion of the settlement proceeds applied to the purchase of the Income Annuity are includable in your taxable income or your beneficiary's taxable income.

FEDERAL TAX TREATMENT
The following tax information is only a general discussion of the tax consequences of use of the Income Annuity in connection with the settlement of a claim. The Internal Revenue Code ("Code") is complex and changes regularly. Because of the complexity of the Code, the applicability of the tax laws to the Income Annuity and to the parties to a claim and/or an assignment are subject to varying interpretations, each party should consult his/her own tax advisor about his/her circumstances and how the tax law and any recent developments may affect him/her if the Income Annuity is used in connection with the settlement of a claim.

The Structured Settlement is an arrangement between you, the defendant and/or the defendant's insurer. Neither we nor any of our affiliates assumes responsibility for any legal, tax, or financial consequences of the Structured Settlement to any of the parties to the claim or any assignee. In particular, neither we nor any of our affiliates make any representations, warranties, or guarantees as to the tax consequences of any

[LUCY READING TAX CODE GRAPHIC]
decision you and other parties make to settle your claim and to have income payments to you funded by an Income Annuity.

Estate tax and generation skipping transfer taxes or similar taxes may apply to the remaining stream of income payments on your death. Consult your tax advisor. To the extent permitted under the Federal income tax laws, we may claim the benefit of certain tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

TAX TREATMENT OF INCOME PAYMENTS RECEIVED IN SETTLEMENT OF PERSONAL PHYSICAL INJURY CLAIMS
Section 104(a)(1) or (2) of the Code excludes from gross income any amounts received as damages on account of personal physical injuries or physical sickness. Any portion of a Structured Settlement that provides for punitive damages will not qualify for exclusion under Section 104(a)(2) of the Code. For qualifying portions of a Structured Settlement, the treatment applies whether the amounts are paid as lump sums or as periodic payments.

If the Income Annuity will be used to provide periodic payments to you as a result of your claim, the periodic payments will be excludable from your income only if the Income Annuity is owned by a person other than you. The Income Annuity typically will be owned by MIAC.

We take no responsibility for determining if payments made to you as a result of a claim, whether by use of the Income Annuity or otherwise, are excludable from your income under Section 104(a)(2) of the Code.

A DEFENDANT MAY ASSIGN ITS OBLIGATION TO MAKE INCOME PAYMENTS TO YOU
Pursuant to Section 130 of the Code, the defendant or the defendant's insurer may assign, with your consent, its obligation under the Structured Settlement to make income payments to you. The entity, called the assignee, that assumes the obligation to make income payments to you, typically will be MIAC. The assignment by the defendant to MIAC of its obligation to make income payments to you will be treated as a "qualified assignment" under Section 130(c) of the Code only if the following requirements are met:

- The Structured Settlement provides that you will receive income payments on specified dates to compensate you for your personal injury or sickness (in a case involving physical injury or physical sickness);
- MIAC assumes the liability to make payments to you from a party to the suit or the Structured Settlement;

- The income payments that will be made to you are fixed and determinable as to amount and time of payment;

[SNOOPY WRITING GRAPHIC]
 24

-  You cannot accelerate, defer, increase, or decrease your income payments;

- The amount MIAC is obligated to pay you under the assignment is no greater than the obligation of the person who assigned the liability to MIAC; and

-  The income payments to you are excludable from your gross income under
   Section 104(a)(1) or (2) of the Code.

If these requirements are satisfied, and the assignment to MIAC is treated as a "qualified assignment," the defendant may deduct the full payment it makes to MIAC in the year in which the payment is made. In addition, if these requirements are satisfied and MIAC purchases one or more "qualified funding assets" to fund its obligation to make income payments to you under the assignment, the purchase payment MIAC receives from the defendant will be excluded from MIAC's gross income to the extent the purchase payment does not exceed the aggregate cost of the qualified funding assets.

USING THE INCOME ANNUITY TO FUND QUALIFIED ASSIGNMENTS
If you and the defendant intend to have the Income Annuity fund a qualified assignment, the amount of the purchase payment that is to be allocated to each investment division, the formula for determining the number of annuity units to be credited to each investment division, and the schedule for making the variable income payments must be specified in the Structured Settlement.

The Internal Revenue Service (IRS) has issued a private letter ruling to MIAC as the assignee of a defendant's obligation to make payments to a party that was physically injured. In the private letter ruling, MIAC proposed to purchase a variable income annuity as a "qualified funding asset." Under the settlement agreement involved in the private ruling, at least 50 percent of the damages to be applied to the purchase of the variable income annuity was to be allocated to a fixed income option. In the private letter ruling, the IRS determined, among other things, that:

- Periodic payments of damages that are calculated pursuant to an objective formula based on the performance of the S&P 500 Stock Index and/or a mutual fund designed to achieve long-term growth of capital and moderate income are fixed and determinable as to amount and time of payment; and

- A variable income annuity purchased by MIAC from MetLife would not fail to qualify as a qualified funding asset within the meaning of Section 130(c) of the Code solely because of the variable payments under the annuity, which would be reasonably related to the periodic payments under the qualified assignment.

- If you, the owner and the defendant agree, you may be granted a security interest in the Income Annuity. Merely granting a security interest in the Income Annuity to you will not cause the assignment to fail to qualify as a qualified funding asset within the meaning of Section 130 of the Code.

Private letter rulings may be relied upon only by the taxpayer(s) who requested the ruling and only with respect to the specific facts involved in the ruling. However, the reasoning used by the IRS in reaching its determinations in the ruling may be useful to defendants, defendant's liability insurers, and other assignees considering the tax treatment of the Income Annuity in connection with the settlement of a claim. Such persons should, of course, consult their own tax advisors to determine the tax consequences of entering into a Structured Settlement or assigning (or accepting an assignment of) liability in connection with which the Income Annuity will be used to fund payments to the claimant.

Transfers may not be made between investment divisions or into or out of the Fixed Income Option due to the requirements of the Federal law with respect to the receipt of periodic payments intended to be excludable from the recipient's income under Section 104(a)(1) or 104(a)(2) of the Code.

OWNERS OTHER THAN MIAC
Entities (such as corporations) that are considering purchasing an Income Annuity should consult with their own tax advisors prior to the purchase to determine the tax consequences of owning the Income Annuity.

In general, under Section 72(u) of the Code, if an annuity contract is owned by a non-natural person, the contract is not treated as an annuity for income tax purposes and the income under the contract is treated as ordinary income received or accrued by the owner in each taxable year. There are exceptions to this general rule. These exceptions include contracts that are "qualified funding assets" within the meaning of Section 130(c) of the Code (without regard to whether there is a qualified assignment) and contracts that are "immediate annuities" within the meaning of Section 72(u)(4) of the Code. If a contract satisfies one of these exceptions, the income under the contract generally is not taxed until it is received.

In addition, pursuant to Section 264(f) of the Code, if an Income Annuity is owned by a non-natural person, or held for the benefit of a non-natural person, a portion of the owner's otherwise deductible interest may no longer be deductible. Similar adverse income tax consequences may occur pursuant to Sections 805, 807 and 832 of the Code, if an Income Annuity is owned by or for the benefit of an insurance company.

TABLE OF CONTENTS FOR THE STATEMENT
OF ADDITIONAL INFORMATION


                                                        PAGE
COVER PAGE..................... ......................     1
TABLE OF CONTENTS.................. ..................     1
INDEPENDENT AUDITORS................ .................     2
DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE
     INCOME ANNUITY................. .................     2
EXPERIENCE FACTOR.................. ..................     2
VARIABLE INCOME PAYMENTS.............. ...............     2
INVESTMENT MANAGEMENT FEES............. ..............     5
ADVERTISEMENT OF THE SEPARATE ACCOUNT........ ........     5
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT.... .....   F-1
FINANCIAL STATEMENTS OF METLIFE........... ...........  F-66


[PEANUTS GANG GRAPHIC]

APPENDIX

PREMIUM TAX TABLE

If the owner is a resident of or domiciled in one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate which will be applied to the Income Annuity.

                      Income Annuities
   California........      2.35%
   Maine.............      2.00%
   Nevada............      3.50%
   Puerto Rico.......      1.00%
   South Dakota......      1.25%
   West Virginia.....      1.00%
   Wyoming...........      1.00%

PEANUTS (C) United Feature Syndicate, Inc.

(C) 2004 Metropolitan Life Insurance Company


[LUCY'S TAXES GRAPHIC]
 28

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[ ] Metropolitan Life Separate Account E or Metropolitan Series Fund Inc.

[ ] I have changed my address. My current address is:

-------------------------------
                                    Name -------------------------------
       (Contract Number)
                                 Address -------------------------------
-------------------------------          -------------------------------
          (Signature)                                                zip

Metropolitan Life Insurance Company
Structured Settlement Group
2300 Lakeview Parkway
Suite 600
Alpharetta, GA 30004
Attention: MetLife Settlement Plus(SM)

                      METROPOLITAN LIFE INSURANCE COMPANY
                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                          METLIFE SETTLEMENT PLUS(SM),
                           A VARIABLE INCOME ANNUITY

                      STATEMENT OF ADDITIONAL INFORMATION
                               FORM N-4    PART B

                                  May 1, 2004



     This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus for MetLife Settlement Plus(SM), A Variable Income Annuity dated May 1, 2004 and should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained from Metropolitan Life Insurance Company, Attn:
MetLife Settlement Plus, Structured Settlement Group, 2300 Lakeview Parkway, Suite 600, Alpharetta, GA 30004.


     A Statement of Additional Information for the Metropolitan Series Fund, Inc. is attached at the end of this Statement of Additional Information.


     Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as set forth in the Section entitled "Important Terms You Should Know" of the Prospectus for MetLife Settlement Plus, A Variable Income Annuity dated May 1, 2004.

                            ------------------------

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Independent Auditors........................................     2
Distribution of Certificates and Interests in the Income
  Annuity...................................................     2
Experience Factor...........................................     2
Variable Income Payments....................................     2
Investment Management Fees..................................     5
Advertisement of the Separate Account.......................     5
Financial Statements of the Separate Account................   F-1
Financial Statements of MetLife.............................  F-66

INDEPENDENT AUDITORS


     The financial statements of Metropolitan Life Separate Account E and Metropolitan Life Insurance Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and have been so included in reliance upon such report given upon the authority of such firm as experts in auditing and accounting. The principal business address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, FL 33602-5827.


DISTRIBUTION OF CERTIFICATES AND INTERESTS IN THE INCOME ANNUITY

     MetLife is both the depositor and the underwriter (issuer) of the Income Annuity.

     The certificates and interests in the Income Annuity are sold through registered broker-dealers.

     The offering of the Income Annuity is continuous. In certain situations, the Income Annuity may not include all investment choices or the Fixed Income Option. Each contract will indicate the available choices.

EXPERIENCE FACTOR

     We use the term "experience factor" to describe the investment performance for an investment division. The experience factor changes from Valuation Period (described later) to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the valuation period not to exceed .000034035 (the daily equivalent of an effective annual rate of 1.25%).

VARIABLE INCOME PAYMENTS

     "Variable income payments" include variable income payments made under the various Income Annuities.

ASSUMED INVESTMENT RETURN (AIR)

     The following discussion concerning the amount of variable income payments is based on an Assumed Investment Return of 5% per year. It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.

AMOUNT OF INCOME PAYMENTS

     The income payment you receive periodically from an investment division (except for any payment paid within 10 days of the day we receive all properly completed documents) will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

     The Income Annuity specifies the dollar amount of the initial variable income payment for each investment division (this equals the first payment amount if paid within 10 days of the day we receive all properly completed documents). This initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or contract charge), the AIR, the age and/or sex of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division on the day we receive all properly completed documents. The number of annuity units held remains fixed for the duration of the contract.

     The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR and Separate Account charges.

     For example, on an annual basis, if an investment division has a cumulative net investment performance of 6% over a one year period, the first variable income payment in the next year will be approximately 1% greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the investment division. If such investment performance return is 4% over a one year period, the first variable income payment in the next year will be approximately 1% less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment performance of the applicable division.

ANNUITY UNIT VALUE

     The Annuity Unit Value is based on the change in investment performance in the Separate Account. (See "The Value of Your Income Payment" in the Prospectus.)

CALCULATING THE ANNUITY UNIT VALUE

     We calculate Annuity Unit Values once a day at the close of the New York Stock Exchange on every day the New York Stock Exchange is open for trading. We call the time between two consecutive Annuity Unit Value calculations the "Valuation Period." We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All income payments are valued as of the end of the Valuation Period during which the transaction occurred. The Annuity Unit Values can increase or decrease, based on the investment performance of the corresponding underlying portfolios. If the investment performance is positive, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go up. Conversely, if the investment performance is negative, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go down.

     To calculate an Annuity Unit Value, we first multiply the experience factor for the period by a factor based on the AIR and the number of days in the Valuation Period. For an AIR of 5% and a one day Valuation Period, the factor is ..99986634, which is the daily discount factor for an effective annual rate of 5%. (The AIR may be in the range of 1% to 6%, as defined in your Income Annuity and the laws in the state.) The resulting number is then multiplied by the last previously calculated Annuity Unit Value to produce the new Annuity Unit Value.

     The following examples show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of variable income payments:

                  EXAMPLE OF CALCULATION OF ANNUITY UNIT VALUE

 1. Annuity Unit Value, beginning of period.................  $ 10.20000

 2. "Experience factor" for period..........................    1.023558

 3. Daily adjustment for 5% of Assumed Investment Return....   .99986634

 4. (2) X (3)...............................................    1.023421

 5. Annuity Unit Value, end of period (1) X (4).............  $ 10.43889

                           EXAMPLE OF INCOME PAYMENTS
 (ASSUMES THE FIRST MONTHLY PAYMENT IS MADE WITHIN 10 DAYS OF THE ISSUE DATE OF
                              THE INCOME ANNUITY)
          Annuitant age 65, Life Annuity with 120 Payments Guaranteed

 1. Net Purchase Payment....................................    $50,000.00

 2. First monthly income payment per $1,000 of Annuity
    Value...................................................    $     7.71

 3. First monthly income payment (1) X (2) / 1,000..........    $   385.50

 4. Assume Annuity Unit Value (see Example of Calculation of
    Annuity Unit Value above) as of Annuity Date equal to...    $ 10.80000

 5. Number of Annuity Units (3) / (4).......................      35.69444

 6. Assume Annuity Unit Value for the second month equal to
    (10 days prior to payment)..............................    $ 10.97000

 7. Second monthly Annuity Payment (5) X (6)................    $   391.57

 8. Assume Annuity Unit Value for third month equal to......    $ 10.52684

 9. Next monthly Annuity Payment (5) X (8)..................    $   375.75

DETERMINING THE VARIABLE INCOME PAYMENT

     Variable income payments can go up or down based upon the investment performance of the investment divisions in the Separate Account. The AIR is the rate used to determine the initial variable income payment and serves as a benchmark against which the investment performance of the investment divisions is compared. The higher the AIR, the higher the initial variable income payment will be. Variable income payments will increase only to the extent that the investment performance of the investment divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower initial variable income payment, but variable income payments will increase more rapidly or decline more slowly as changes occur in the investment performance of the investment divisions.

INVESTMENT MANAGEMENT FEES

     Each of the currently available Metropolitan Fund Portfolios pays MetLife Advisers LLC ("MetLife Advisers"), the investment manager of the Metropolitan Fund, an investment management fee. For providing investment management services to the Lehman Brothers(R) Aggregate Bond Index and the MetLife Stock Index Portfolios, MetLife Advisers receives monthly compensation from each Portfolio at an annual rate of 0.25% of the average daily value of the aggregate net assets of each Portfolio. For providing investment management services to the State Street Research Investment Trust Portfolio, MetLife Advisers receives monthly compensation from the Portfolio at an annual rate of 0.55% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, 0.50% of such assets on the next $500 million and 0.45% of such assets on amounts over $1 billion. For providing investment management services to the State Street Research Diversified Portfolio, MetLife Advisers receives monthly compensation from the Portfolio at an annual rate of 0.50% of the average daily value of the aggregate net assets of the Portfolio up to $500 million, 0.45% of such assets on the next $500 million and 0.40% of such assets on amounts over $1 billion. MetLife Advisers pays State Street Research & Management Company, one of our subsidiaries, to provide sub-investment management services for the State Street Research Diversified and State Street Research Investment Trust Portfolios. MetLife Advisers pays us to provide sub-investment management services to the MetLife Stock Index Portfolio and the Lehman Brothers(R) Aggregate Bond Index Portfolio.

     For providing investment management services to the Harris Oakmark Large Cap Value Portfolio, MetLife Advisers receives monthly compensation from the Portfolio at an annual rate of 0.75% of the average daily value of the aggregate net assets of the Portfolio up to $250 million and 0.70% of such assets in excess of $250 million. Harris Associates, L.P. is the sub-investment manager with respect to the Harris Oakmark Large Cap Value Portfolio.

     For providing investment management services to the T. Rowe Price Large Cap Growth Portfolio, MetLife Advisers receives monthly compensation from the Portfolio at an annual rate of 0.70% of the average daily value of the aggregate net assets of the Portfolio up to $50 million, and 0.60% of such assets over $50 million. T. Rowe Price Associates, Inc. is the sub-investment manager for the T. Rowe Price Large Cap Growth Portfolio.

WHEN VOTING INSTRUCTIONS MAY BE DISREGARDED

     MetLife may disregard voting instructions under the following circumstances
(1) to make or refrain from making any change in the investments or investment policies for any portfolio if required by any insurance regulatory authority;
(2) to refrain from making any change in the investment policies or any investment adviser or principal underwriter or any portfolio which may be initiated by those having voting interests or the Metropolitan Fund's board of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the portfolio's objective and purposes; or
(3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.


     In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.



INVESTOR CONTROL



     In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, we believe that the owner of a contract should not be treated as the owner of the separate account assets. We reserve the right to modify the contract to bring it into conformity with applicable standards should such modification be necessary to prevent an owner of the contract from being treated as the owner of the underlying separate account assets.



ADVERTISEMENT OF THE SEPARATE ACCOUNT


     From time to time we advertise the performance of various Separate Account investment divisions. Performance will be stated in terms of either "yield," "change in annuity unit value" or "average annual total return" or some combination of the foregoing. Yield, change in annuity unit value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Yield figures quoted in advertisements will refer to the net income generated by an investment in a particular investment division for a thirty-day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. This percentage yield is then compounded semiannually. Change in annuity unit value refers to the comparison between values of annuity units over specified periods in which an investment division has been in operation, expressed as a percentage and may also be expressed as an annualized figure. Average annual total return differs from the change in annuity unit value because it assumes a steady rate of return. It also reflects all expenses.

     We may demonstrate hypothetical values of income payments (e.g. beginning with an initial income payment of $500) over a specified period based on historical net asset values of the Portfolios. These presentations reflect the benchmark AIR, deduction of the Separate Account charge and the investment-related charge. We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolios for the period before the inception date of the Income Annuity. We use the actual annuity unit data after the inception date.


     We may state performance for the investment divisions which reflect deduction of the separate account charge and investment-related charge only when accompanied by the annualized change in annuity unit value.



     Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred or tax-exempt investments. From time to time, the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS(Registered) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers(R) Aggregate Bond Index, and/or the Lehman Brothers(R) Government/ Corporate Bond Index, or the Merrill Lynch High Yield Bond Index.

                    APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

     Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from the EDGAR filing due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

INTRODUCTION

     The prospectus included in the Form N-4 for Metropolitan Life Separate Account E includes illustrations using various characters from the PEANUTS(Registered) gang which are copyrighted by United Feature Syndicate, Inc. There is a list and description of characters followed by a list of illustrations and their page location in the prospectus.

CHARACTERS

Snoopy -- A Beagle dog

Charlie Brown -- A little boy with zigzag pattern on shirt

Woodstock -- A small bird

Lucy -- A little brunette girl

Linus -- A younger little boy with stripped shirt (Lucy's brother)

Marcie -- A little brunette girl with glasses

Franklin -- A curly haired little boy

Pigpen -- A little boy with dust cloud and smudged face

Peppermint Patty -- An athletic girl with freckles, page boy haircut and sandals

Sally -- A little blond girl with curls on top (Charlie Brown's sister)

                                      PAGE
                                      ----
 1.  Snoopy as MetLife
     Representative with
     briefcase straightening bow
     tie.........................  First page
 2.  Charlie Brown on step ladder
     looking at fold out map.....  Page 3      Table of Contents
 3.  Snoopy in suit with
     pointer.....................  Page 4      Important Terms You
                                               Should Know
 4.  Lucy reviewing ticker tape
     coming from machine.........  Page 8      Annuity Unit Values
 4.  Snoopy as MetLife
     Representative listening to
     crowd of Woodstocks.........  Page 9      MetLife


                                      PAGE
                                      ----
 5.  Corporate Snoopy with
     pointer with graph at
     meeting.....................  Page 9      Settling Your Claim
 6.  Snoopy and Woodstock
     balanced on seesaw..........  Page 10     The Income Annuity
 7.  Snoopy reading menu at
     restaurant table............  Page 11     Your Investment Choices
 8.  Snoopy as WWI flying ace
     dispatching Woodstocks with
     checks......................  Page 13     Allocation of Purchase
                                               Payment
 9.  Marcie at desk with adding
     machine reviewing tape of
     calculations................  Page 17     Calculating the Annuity
                                               Unit Value
10.  Lucy with magnifying glass
     studying a piece of paper...  Page 17     Premium and Other Taxes
11.  Woodstock writing out a
     check.......................  Page 18     Purchase Payments
12.  Charlie Brown receiving
     letter at mail box..........  Page 19     Receiving Income
                                               Payments and
                                               Information
13.  "Colonial" Snoopy as town
     crier.......................  Page 20     Advertising Performance
14.  Snoopy as MetLife
     Representative shaking paw/
     wing with Woodstock.........  Page 22     Who Sells the Income
                                               Annuity
15.  Lucy sitting down reading
     Tax Code....................  Page 23     Federal Tax Treatment
16.  Snoopy crouching down on his
     knees, signing a form.......  Page 24     A Defendant May Assign
                                               its Obligation to Make
                                               Income Payments to You
17.  Franklin, Snoopy, Charlie
     Brown, Lucy, Pigpen, Linus
     and Peppermint Patty........  Page 28     Table of Contents for
                                               the Statement of
                                               Additional Information
18.  Lucy in her advice box with
     "TAXES -- The Expert is in"
     printed on it advising
     Peppermint Patty and
     Sally.......................  Page 28     Premium Tax Table

                                    PART II

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS


  (a) FINANCIAL STATEMENTS TO BE FILED BY AMENDMENT



      Metropolitan Life Separate Account E
        Independent Auditors' Report



      Financial Statements for the Years Ended December 31, 2002 and 2003

         Statements of Assets and Liabilities
         Statements of Operations
         Statements of Changes in Net Assets
         Notes to Financial Statements

      Metropolitan Life Insurance Company
        Independent Auditors' Report


      Financial Statements for the Years Ended December 31, 2003, 2002 and 2001

         Consolidated Balance Sheets
         Consolidated Statements of Income
         Consolidated Statements of Cash Flow
         Consolidated Statements of Equity
         Notes to Consolidated Financial Statements

  (b) EXHIBITS


     (1)      --   Resolution of the Board of Directors of Metropolitan Life
                   establishing Separate Account E.(1)
     (2)      --   Not applicable.
     (3) (a)  --   Not applicable.
         (b)  --   Form of Metropolitan Life Insurance Company Sales
                   Agreement.(7)
     (4) (a)  --   Form of Income Annuity Contract.(2)
         (b)  --   Form of Certificate.(2)
         (c)  --   Income Payment Contracts, RSC 99-02 NY and RSC 99-01 NY.(5)
         (d)  --   Immediate Income Payment Contract, RSC 99-02-IMM MA.(5)
         (e)  --   Deferred Income Payment Contract, RSC 99-02-DEF MA.(5)
         (g)  --   Endorsement.(6)
     (6)      --   Amended and Restated Charter and By-Laws of Metropolitan
                   Life.(3,4)
     (7)      --   Not applicable.
     (8)      --   Not applicable.
     (9)      --   Opinion and consent of counsel as to the legality of the
                   securities being registered.(3)
    (10) (a)  --   Form of Settlement Agreement.(2)
         (b)  --   Form of Uniform Qualified Assignment.(2)
         (c)  --   Form of Uniform Qualified Assignment and Release.(2)
    (11)      --   Not applicable.
    (12)      --   Not applicable.
    (13) (a)  --   Powers of Attorney.(7,8,10)
    (14)      --   Auditor's Consent.(11)


---------------
1. Filed with Post-Effective Amendment No. 19 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on February 28, 1996. As incorporated herein by reference.


2. Filed with Pre-Effective Amendment No. 2 to this Registration Statement on November 1, 1999.



3. Filed with Post-Effective Amendment No. 1 to this Registration Statement on April 7, 2000.


                                              (Footnotes continued on next page)

4. Filed with Registration Statement No. 333-83716/811-4001 for Metropolitan Life Separate Account E on Form N-4 on March 5, 2002. As incorporated herein by reference.



5. Filed with Post-Effective Amendment No. 2 to this Registration Statement on April 12, 2001.



6. Filed with Post-Effective Amendment No. 4 to this Registration Statement on Form N-4 on April 14, 2003.



7. Form of Metropolitan Life Insurance Company Sales Agreement and Powers of Attorney for Robert H. Benmosche, Curtis H. Barnette, James R. Houghton, John C. Danforth, Burton D. Dole, Jr., Harry P. Kamen, Helene L. Kaplan, Catherine R. Kinney, Charles M. Leighton, Stewart G. Nagler, Hugh B. Price, Kenton S. Sicchitano, William C. Steere, Jr. and Timothy L. Journy, filed with Post-Effective Amendment No. 30 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on October 22, 2003, as incorporated herein by reference.



8. Powers of Attorney for John M. Keene, William J. Wheeler and Joseph J. Prochaska filed with Post-Effective Amendment No. 4 to Registration Statement No. 333-69230/811-4001 for Metropolitan Life Separate Account E on Form N-4 on February 5, 2004, as incorporated herein by reference.



9.  Filed herewith.



10. Power of Attorney for Sylvia M. Mathews filed with Post-Effective Amendment No. 32 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 20, 2004, as incorporated herein by reference.



11. To be filed by amendment.


ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR.


                                                     PRINCIPAL OCCUPATION &                  POSITIONS AND OFFICES
                 NAME                                   BUSINESS ADDRESS                         WITH DEPOSITOR
                 ----                                ----------------------                  ---------------------
Robert H. Benmosche....................  Chairman of the Board, President and Chief        Chairman, President, Chief
                                         Executive Officer,                                Executive Officer and
                                         MetLife, Inc. and Metropolitan Life Insurance     Director
                                         Company,
                                         One Madison Avenue,
                                         New York, NY 10010.
Curtis H. Barnette.....................  Chairman Emeritus,                                Director
                                         Bethlehem Steel Corporation,
                                         1170 Eighth Avenue,
                                         Martin Tower 101,
                                         Bethlehem, PA 18016-7699.
John C. Danforth.......................  Partner,                                          Director
                                         Bryan Cave LLP,
                                         211 North Broadway,
                                         Suite 3600,
                                         St. Louis, MO 63102.
Burton A. Dole, Jr.....................  Retired Chairman,                                 Director
                                         Nelleor Puritan Bennett, Inc.,
                                         P.O. Box 208,
                                         Pauma Valley, CA 92061.
Cheryl W. Grise........................  President,                                        Director
                                         Utility Group,
                                         Northeast Utilities Service Company,
                                         P.O. Box 270,
                                         Hartford, CT 06141-0270.
James R. Houghton......................  Chairman of the Board Emeritus,                   Director
                                         Corning Incorporated,
                                         One Riverfront Plaza,
                                         MP HQE 2-6,
                                         Corning, NY 14831.

                                                     PRINCIPAL OCCUPATION &                  POSITIONS AND OFFICES
                 NAME                                   BUSINESS ADDRESS                         WITH DEPOSITOR
                 ----                                ----------------------                  ---------------------
Harry P. Kamen.........................  Retired Chairman and Chief Executive Officer,     Director
                                         Metropolitan Life Insurance Company,
                                         200 Park Avenue,
                                         Suite 5700,
                                         New York, NY 10166.
Helene L. Kaplan.......................  Of Counsel, Skadden, Arps, Slate, Meagher &       Director
                                         Flom, LLP,
                                         Four Times Square,
                                         New York, NY 10036.
John M. Keane..........................  General (Retired),                                Director
                                         United States Army,
                                         2200 Wilson Blvd., Ste 102-542,
                                         Arlington, VA 22201-3324.
Charles M. Leighton....................  Retired Chairman of the Board and Chief           Director
                                         Executive Officer,
                                         CML Group, Inc.,
                                         51 Vaughn Hill Road,
                                         Bolton, MA 01740.
Sylvia M. Mathews......................  Chief Operating Officer and                       Director
                                         Executive Director,
                                         The Bill & Melinda Gates Foundation,
                                         1551 Eastlake Avenue, East,
                                         Seattle, WA 98102.
Stewart G. Nagler......................  Vice Chairman of the Board                        Vice Chairman and Director
                                         MetLife, Inc. and Metropolitan Life Insurance
                                         Company,
                                         One Madison Avenue,
                                         New York, NY 10010.
John J. Phelan, Jr. ...................  Former Chairman and Chief Executive Officer,      Director
                                         New York Stock Exchange, Inc.
                                         108 Forest Avenue,
                                         Locust Valley, NY 11560.
Hugh B. Price..........................  Of Counsel, Piper Rudnick LLP,                    Director
                                         1251 Avenue of the Americas,
                                         New York, NY 10020-1104.
Kenton J. Sicchitano...................  Retired Global Managing Partner,                  Director
                                         PricewaterhouseCoopers, 101 Jericho Road,
                                         Weston, MA 02493.
William C. Steere, Jr. ................  Retired Chairman of the Board,                    Director
                                         Pfizer Inc.,
                                         235 East 42nd Street,
                                         New York, NY 10016.

     Set forth below is a list of certain principal officers of Metropolitan Life. The principal business address of each officer of Metropolitan Life is One Madison Avenue, New York, New York 10010.

                    NAME OF OFFICER                                     POSITION WITH METROPOLITAN LIFE
                    ---------------                                     -------------------------------
Robert H. Benmosche.....................................  Chairman, Chief Executive Officer and Director
Stewart G. Nagler.......................................  Vice Chairman and Director
James L. Lipscomb.......................................  Executive Vice President and General Counsel
C. Robert Henrikson.....................................  President, U.S. Insurance and Financial Services
Catherine A. Rein.......................................  Senior Executive Vice President; President and Chief
                                                          Executive Officer of MetLife Auto & Home
William J. Toppeta......................................  President, International
Daniel J. Cavanaugh.....................................  Executive Vice President
Jeffrey J. Hodgman......................................  Executive Vice President
Lisa M. Weber...........................................  Senior Executive Vice President, Chief Administrative
                                                          Officer
Judy E. Weiss...........................................  Executive Vice President

                    NAME OF OFFICER                                     POSITION WITH METROPOLITAN LIFE
                    ---------------                                     -------------------------------
Anthony J. Williamson...................................  Senior Vice President and Treasurer
William J. Wheeler......................................  Executive Vice President and Chief Financial Officer
Joseph A. Reali.........................................  Senior Vice-President and Tax Director
John E. Welch...........................................  Senior Vice-President and General Auditor
Gwenn L. Carr...........................................  Vice President and Secretary
Timothy Journy..........................................  Vice President and Controller
Leland C. Launer, Jr. ..................................  Executive Vice President and Chief Investment Officer
Joseph J. Prochaska.....................................  Senior Vice President, Financial Operations and Chief
                                                          Accounting Officer

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

     The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance
Company:

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                             AS OF DECEMBER 31, 2003

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2003. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Insurance and Annuity Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Insurance and Annuity Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by Metlife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada, and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A., and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by Metlife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

I.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

      1.    Jefferson Pilot Omega Seguros de Vida S.A. (Uruguay)

J.    MetLife Securities, Inc. (DE)

K.    MetLife General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of North Carolina, Inc. (DE)

      2.    MetLife General Insurance Agency of Texas, Inc. (DE)

      3.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

L.    Metropolitan Property and Casualty Insurance Company

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

M.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

            a)    Texas Life Agency Services, Inc. (TX)

            b)    Texas Life Agency Services of Kansas, Inc. (KS)

      2.    Cova Life Management Company (DE)

      3.    MetLife Investors Insurance Company (MO)

            a)    MetLife Investors Insurance Company of California (CA)

            b)    First MetLife Investors Insurance Company (NY)

N.    Metropolitan Tower Life Insurance Company (DE)

O.    N.L. Holding Corp. (DEL) (NY)

      1.    Nathan & Lewis Associates-Arizona, Inc. (AZ)

      2.    Nathan & Lewis Associates, Inc. (NY)

            a)    Nathan and Lewis Insurance Agency of Massachusetts, Inc. (MA)

            b)    Nathan and Lewis Associates of Texas, Inc. (TX)

P.    Walnut Street Securities, Inc. (MO)

      1.    WSS Insurance Agency of Massachusetts, Inc. (MA)

      2.    Walnut Street Advisers, Inc. (MO)

      3.    WSS Insurance Agency of Nevada, Inc. (NV)

Q.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Distribution Company (DE)

      3.    Met Investors Advisory, LLC (DE)

      4.    MetLife Investors Financial Agency, Inc. (TX)

R.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Iberia, S.A. (Spain)

            a)    Seguros Genesis S.A. (Spain)

            b) Genesis Seguros Generales, Sociedad Anonima de Seguros y Reaseguros (Spain) 99.99969% is owned by Metlife Iberia, S.A. and 0.00031% is owned by Metlife International Holdings, Inc.

      2.    Natiloportem Holdings, Inc. (DE)

            a) Metropolitan Life Insurance Services Limited (United Kingdom)- 50% of the shares of Metropolitan Life Insurance Services Limited are held by Natiloportem Holdings, Inc.

            b)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

            c) European Marketing Services S.r.l. (Italy)- 95% of the shares of European Marketing Services S.r.l are held by Natiloportem Holdings, Inc. and 5% are held by MetLife International Holdings, Inc.

      3. MetLife India Insurance Company Private Limited (India)-26% of the shares of MetLife India Insurance Company Private Limited is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99841% is owned by Metlife International Holdings, Inc. and 0.00159% is owned by Natiloporterm Holdings, Inc.

      5. Metropolitan Life Seguros de Retiro S.A. (Argentina) - 99.9999% is owned by MetLife International Holdings, Inc. and 0.0001% is owned by Natiloportem Holdings, Inc.

      6. Metropolitan Life Seguros de Vida S.A. (Argentina) - 99.999% is owned by MetLife International Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.

            a) Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are owned by Metropolitan Life Seguros de Vida S.A. and 5% of the shares are held by Metropolitan Seguros de Retiro S.A.

      7. MetLife Services Company Czechia, s.r.o. (Czech Republic)- 10% of the shares of MetLife Services Company Czechia, s.r.o. is owned by Natiloportem Holdings, Inc. and 90% of the shares are held by MetLife International Holdings, Inc.

      8.    MetLife Insurance Company of Korea Limited (South Korea)

      9. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil) - 99.999999% is owned by MetLife International Holdings, Inc. and 0.000001% is owned by Natiloportem Holdings, Inc.

S.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Avenue Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Company is held by 334 Madison Euro Investments, Inc. and 1% voting control is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% voting control is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% voting control is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      8.    CRH Co., Inc. (MA)

      9.    L/C Development Corporation (CA)

      10.   Benefit Services Corporation (GA)

      11.   Thorngate, LLC (DE)

      12.   Alternative Fuel I, LLC

      13.   One Madison Merchandising L.L.C. (CT)

      14.   Transmountain Land & Livestock Company (MT)

      15.   MetPark Funding, Inc. (DE)

      16.   HPZ Assets LLC (DE)

      17.   MetDent, Inc. (DE)

      18.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      19.   Metropolitan Tower Realty Company, Inc. (DE)

      20. P.T. MetLife Sejahtera (Indonesia)-94.3% of P.T. MetLife Sejahtera is held by Metropolitan Life Insurance Company

      21.   Metropolitan Life Holdings Netherlands BV (Netherlands)

      22.   MetLife (India) Private Ltd. (India)

      23.   Metropolitan Marine Way Investments Limited (Canada)

      24. MetLife Central European Services Spolka z organiczona odpowiedzialmoscia (Poland)

      25.   MetLife Investments Ireland Limited (Ireland)

      26.   MetLife Private Equity Holdings, LLC (DE)

      27.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

                  (1)   Coating Technologies International, Inc. (DE)

      28.   Metropolitan Realty Management, Inc. (DE)

            a)    Cross & Brown Company (NY)

                  (1)   CBNJ, Inc. (NJ)

      29.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      30.   MetLife Holdings, Inc.

            a)    MetLife Credit Corp.

            b)    MetLife Funding, Inc.

      31. SSRM Holdings, Inc. (DE) - Employees of State Street Research & Mangement Company owned a total of 59,616 restricted shares and options for an additional 197,897 restricted shares of common stock of SSRM Holdings, Inc.

            a)    State Street Research & Management Company (DE)

                  (1)   State Street Research Investment Services, Inc. (MA)

            b)    SSR Realty Advisors, Inc. (DE)

                  (1)   Metric Management, Inc. (DE)

                  (2)   Metric Assignor, Inc. (CA)

                  (3)   SSR AV, Inc. (DE)

                  (4)   Metric Capital Corporation (CA)

                  (5)   SSR Development Partners LLC (DE)

                  (6)   Metric Property Management, Inc. (DE)

                  (7)   SSR AVF III LLC

      32.   Bond Trust Account A

      33.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE) - 90% of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

                  (1)   MetLife Capital CFLI Holdings, LLC (DE)

                        (a)   MetLife Capital CFLI Leasing, LLC (DE)

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) MetLife Investments, S.A. (Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

      34.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

                  (1)   Hereford Insurance Agency, Inc. (MA)

            c) New England Financial Distributors LLC (DE) - 79.29% is held by New England Life Insurance Company

            d)    Newbury Insurance Company, Limited (Bermuda)

            e)    New England Pension and Annuity Company (DE)

            f)    Omega Reinsurance Corporation (AZ)

      35.   GenAmerica Financial Corporation (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Distributors, Inc. (MO)

            c)    General American Life Insurance Company (MO)

                  (1)   Paragon Life Insurance Company (MO)

                  (2) GenAmerica Management Corporation (MO)- 90% of the voting shares of GenAmerica Management Corporation is owned by General American Life Insurance Company.

                  (3)   Krisman, Inc. (MO)

                  (4)   White Oak Royalty Company (OK)

                  (5)   Equity Intermediary Company (MO)

                        (a) Reinsurance Group of America, Incorporated (MO)- 51.9% of Reinsurance Group of America, Incorporated is held by Equity Intermediary Company.

                              (i)   Reinsurance Company of Missouri,
                                    Incorporated (MO)

                                    (A)   RGA Reinsurance Company (MO)

                                          (aa)  Fairfield Management Group,
                                                Inc. (MO)

                                                (a.1) Reinsurance Partners,
                                                      Inc. (MO)

                                                (a.2) Great Rivers Reinsurance
                                                      Management, Inc. (MO)

                                                (a.3) RGA (U.K.) Underwriting
                                                      Agency Limited (United
                                                      Kingdom)

                              (ii) Triad Re, Ltd. (Barbados)-67% of Triad Re, Ltd. is held by Reinsurance Group of America, Incorporated and 100% of the preferred stock of Triad Re, Ltd. is also held by Reinsurance Group of America Incorporated.

                              (iii) RGA Sigma Reinsurance SPC (Cayman Islands)

                              (iv)  RGA Capital Trust I (DE)

                              (v)   RGA Americas Reinsurance Company, Ltd.
                                    (Barbados)

                              (vi) RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                                    (A)   RGA Financial Group, L.L.C. (DE)- 80%
                                          of RGA Financial Group, L.L.C. is held
                                          by RGA Reinsurance Company (Barbados)
                                          Ltd. and 20% of RGA Financial Group,
                                          LLC is held by RGA Reinsurance Company

                              (vii) RGA Life Reinsurance Company of Canada
                                    (Canada)

                              (viii) RGA International Corporation (Nova Scotia)

                                    (A)   RGA Financial Products Limited
                                          (Canada)

                               (ix)  RGA Holdings Limited (U.K) (United Kingdom)

                                    (A)   RGA UK Services Limited (United
                                          Kingdom)

                                    (B)   RGA Capital Limited U.K. (United
                                          Kingdom)

                                    (C)   RGA Reinsurance (UK) Limited (United
                                          Kingdom)

                              (x) RGA South African Holdings (Pty) Ltd. (South Africa)

                                    (A)   RGA Reinsurance Company of South
                                          Africa Limited (South Africa)

                              (xi)  RGA Australian Holdings PTY Limited
                                    (Australia)

                                    (A)   RGA Reinsurance Company of Australia
                                          Limited (Australia)

                                    (B)   RGA Asia Pacific PTY, Limited
                                          (Australia)

                              (xii) General American Argentina Seguros de Vida,
                                    S.A. (Argentina)

                              (xiii) RGA Argentina S.A. (Argentina)

                              (xiv) Regal Atlantic Company (Bermuda) Ltd.
                                    (Bermuda)

                              (xv)  Malaysia Life Reinsurance Group Berhad
                                    (Malaysia)- 30% interest of Malaysia Life
                                    Reinsurance Group Berhad is held by
                                    Reinsurance Group of America, Incorporated.

                              (xvi)  RGA Technology Partners, Inc. (MO)

                              (xvii) RGA International Reinsurance Company
                                     (Ireland)


The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent entity, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Structures is a general partnership in which Metropolitan Life Insurance Company owns a 50% interest.

2) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

3) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

4) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following: Coating Technologies International, Inc.

5) New England Life Insurance Company ("NELICO"), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

6) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.


NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 27.  NUMBER OF CONTRACTS SOLD


     As of February 29, 2004: 147


ITEM 28.  INDEMNIFICATION.

    UNDERTAKING PURSUANT TO RULE 484(b)(1) UNDER THE SECURITIES ACT OF 1933


     MetLife Inc. has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife Inc. maintains a directors' and officers' liability policy with a limit of $300 million. The directors and officers of Metropolitan Life Insurance Company ("Metropolitan"), a subsidiary of MetLife, Inc. are covered under the Financial Institutions Bond as well as under the directors' and officers' policy. A provision in Metropolitan's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan.



     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan pursuant to the foregoing provisions, or otherwise, Metropolitan has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person or Metropolitan in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 29.  PRINCIPAL UNDERWRITERS.

     (a) The principal underwriter of the registrant is Metropolitan Life Insurance Company. Metropolitan Life Insurance Company acts in the following capacities with respect to the following investment companies:

Metropolitan Tower Life Separate Account One (principal underwriter) Metropolitan Tower Life Separate Account Two (principal underwriter) Metropolitan Life Separate Account UL (principal underwriter)
Metropolitan Series Fund, Inc. (principal underwriter and sub-investment adviser)
The New England Variable Annuity (depositor)
New England Variable Annuity Fund I (depositor)

     (b) See response to Item 25 above.

     (c)


                     (1)                                            (2)
        NAME OF PRINCIPAL UNDERWRITER
----------------------------------------------   NET UNDERWRITING DISCOUNTS AND COMMISSIONS
                                               ----------------------------------------------
     Metropolitan Life Insurance Company                            N/A

                     (3)                                            (4)
 COMPENSATION ON REDEMPTION OR ANNUITIZATION
----------------------------------------------             BROKERAGE COMMISSIONS
                                               ----------------------------------------------
                     N/A                                             0

                     (5)
                 COMPENSATION
----------------------------------------------
                 $196,008.58
          (Separate Account Charge)


ITEM 30.  LOCATION OF ACCOUNT AND RECORDS.

Metropolitan Life Insurance Company
One Madison Avenue
New York, N.Y. 10010

ITEM 31.  MANAGEMENT SERVICES.

Not Applicable

ITEM 32.  UNDERTAKINGS.

     (a) The undersigned registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the financial statements in this registration statement are not more than 16 months old for as long as payments under these variable annuity contracts may be accepted.

     (b) The undersigned registrant hereby undertakes to include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

     (c) The undersigned registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

     (d) The undersigned registrant represents that it is relying on the exemptions from certain provisions of Sections 22(e) and 27 of the Investment Company Act of 1940 provided by Rule 6c-7 under the Act. The registrant further represents that the provisions of paragraph (a)-(d) of Rule 6c-7 have been complied with.

     (e) Metropolitan Life Insurance Company represents that the fees and charges deducted under the Income Annuity described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the Income Annuity.

                                   SIGNATURES


     AS REQUIRED BY THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS THE REQUIREMENTS OF SECURITIES ACT RULE 485(b) FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT AND HAS CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF, IN THE CITY OF NEW YORK, AND STATE OF NEW YORK ON THIS 20TH DAY OF APRIL, 2004.

                                         METROPOLITAN LIFE SEPARATE ACCOUNT E
                                                     (Registrant)

                                        by: METROPOLITAN LIFE INSURANCE COMPANY
                                                      (Depositor)

                                       by:
                                         ---------------------------------------

                                                   (James L. Lipscomb)


                                                Executive Vice-President

                                                   and General Counsel

                                          METROPOLITAN LIFE INSURANCE COMPANY
                                                      (Depositor)

                                       by:
                                         ---------------------------------------

                                                   (James L. Lipscomb)


                                                Executive Vice-President

                                                   and General Counsel

                                   SIGNATURES

     AS REQUIRED BY THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

                      SIGNATURE                                       TITLE                      DATE
                      ---------                                       -----                      ----

                          *                              Chairman, President, Chief
-----------------------------------------------------    Executive Officer and Director
                 Robert H. Benmosche

                          *                              Vice Chairman and Director
-----------------------------------------------------
                  Stewart G. Nagler

                          *                              Senior Vice-President and Chief
-----------------------------------------------------    Accounting Officer (Principal
              Joseph J. Prochaska, Jr.                   Financial Officer)

                          *                              Executive Vice President and
-----------------------------------------------------    Chief Financial Officer
                 William J. Wheeler

                          *                              Vice President and Controller
-----------------------------------------------------
                  Timothy L. Journy

                          *                              Director
-----------------------------------------------------
                 Curtis H. Barnette

                          *                              Director
-----------------------------------------------------
                  John C. Danforth

                          *                              Director
-----------------------------------------------------
                 Burton A. Dole, Jr.

                                                         Director
-----------------------------------------------------
                   Cheryl W. Grise

                          *                              Director
-----------------------------------------------------
                  James R. Houghton

                          *                              Director
-----------------------------------------------------
                   Harry P. Kamen

                          *                              Director
-----------------------------------------------------
                    John M. Keane

                          *                              Director
-----------------------------------------------------
                  Helene L. Kaplan

                          *                              Director
-----------------------------------------------------
                 Charles M. Leighton

                          *                              Director
-----------------------------------------------------
                  Sylvia M. Mathews

                          *                              Director
-----------------------------------------------------
                 John J. Phelan, Jr.

                      SIGNATURE                                       TITLE                      DATE
                      ---------                                       -----                      ----


                          *                              Director
-----------------------------------------------------
                    Hugh B. Price

                          *                              Director
-----------------------------------------------------
                Kenton J. Sicchitano

                          *                              Director
-----------------------------------------------------
               William C. Steere, Jr.

*By:                                                                                        April 20, 2004
-----------------------------------------------------
     Myra Saul, Esq.
     Attorney-in-Fact